UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
July 12, 2021
Date of Report (Date of earliest event reported)

SOLARWINDS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-38711	81-0753267
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7171 Southwest Parkway
Building 400
Austin, Texas 78735
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (512) 682-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	SWI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.
On July 12, 2021, SolarWinds Corporation (“SolarWinds”) and N-able, Inc. (“N-able”) issued a joint press release announcing preliminary financial results for the fiscal quarter ended June 30, 2021. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
SolarWinds refers to non-GAAP financial information in the press release. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.
The information contained in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. The information in this report shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 8.01	Other Events.
On July 12, 2021, SolarWinds and N-able also issued a joint press release announcing that N-able entered into a definitive agreement (the “Purchase Agreement”) with certain accredited investors (the “Investors”) in connection with a private placement of N-able’s common stock (the “Private Placement”) in a transaction exempt from registration under the Securities Act. Upon the closing of the Private Placement, N-able will receive gross proceeds of approximately $225 million before deducting placement agent fees and other transaction-related expenses payable by N-able. N-able will issue an aggregate of 20,623,282 shares of common stock that will be sold at a purchase price of $10.91 per share. The closing of the Private Placement, which is subject to customary closing conditions, is scheduled to occur on July 19, 2021 prior to the completion that day of the previously announced distribution of shares of N-able common stock to holders of SolarWinds common stock as of July 12, 2021 (the “Distribution”). A copy of the press release is attached hereto as Exhibit 99.2.
In connection with the Private Placement, N-able will distribute the net proceeds of the transaction (the “Net Proceeds”) to SolarWinds prior to the closing of the Distribution. Subject to the approval of its Board of Directors, SolarWinds currently expects to use the Net Proceeds to make a distribution to its stockholders and/or pay down its existing third-party indebtedness. The exact amount of any such Net Proceeds will be determined immediately prior to the previously announced distribution of shares of N-able common stock to holders of SolarWinds common stock as of July 12, 2021, but is currently estimated to be an amount equal to approximately $216 million. N-able will not retain any of the Net Proceeds.
Exhibit 99.2 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. The information in Exhibit 99.2 to this report shall not be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Forward Looking Statements.
This Current Report on Form 8-K contains “forward-looking” statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding SolarWinds’ and N-able’s preliminary financial results for the second quarter of fiscal 2021 and statements regarding the anticipated closing of the Private Placement and the use of proceeds received by N-able in connection therewith. These forward-looking statements are based on management's beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “aim,” “anticipate,” “believe,” “can,” “could,” “seek,” “should,” “feel,” “expect,” “will,” “would,” “plan,” “intend,” “estimate,” “continue,” “may,” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the following: (a) risks related to the potential separation of N-able into a newly created and separately traded public company, including that the process of potentially completing the spin-off could disrupt or adversely affect the consolidated or separate businesses, results of operations and financial condition, that the spin-off may not achieve some or all of any anticipated benefits with respect to either business, and that the spin-off may not be completed in accordance with our expected plans or anticipated timelines, or at all; (b) risks related to the cyber incident disclosed in December 2020 (the “Cyber Incident”), including with respect to (1) the discovery of new or different information regarding the Cyber Incident, including with respect to its scope, the threat actor’s access to our environment and its related activities during such period, and the related impact on our systems, products, current or former employees and customers, (2) the possibility that our mitigation and remediation efforts with respect to the Cyber Incident may not be successful, (3) the possibility that additional confidential, proprietary or personal information, including information of SolarWinds’ or N-able’s current or former employees and customers, was accessed and exfiltrated as a result of the Cyber Incident, (4) numerous financial, legal, reputational and other risks to us related to the Cyber Incident, including risks that the incident or SolarWinds’

response thereto, including with respect to providing notices to any impacted individuals, may result in the loss, compromise or corruption of data and proprietary information, loss of business as a result of termination or non-renewal of agreements or reduced purchases or upgrades of our products, severe reputational damage adversely affecting customer, partner and vendor relationships and investor confidence, increased attrition of personnel and distraction of key and other personnel, U.S. or foreign regulatory investigations and enforcement actions, litigation, indemnity obligations, damages for contractual breach, penalties for violation of applicable laws or regulations, significant costs for remediation and the incurrence of other liabilities, (5) risks that our insurance coverage, including coverage relating to certain security and privacy damages and claim expenses, may not be available or sufficient to compensate for all liabilities we incur related to these matters, and (6) the possibility that our steps to secure our internal environment, improve our product development environment and protect the security and integrity of the software that we deliver to our customers may not be successful or sufficient to protect against future threat actors or attacks or perceived by existing and prospective customers as sufficient to address the harm caused by the Cyber Incident; (c) the possibility that the global COVID-19 pandemic may adversely affect our business, results of operations and financial condition; (d) any of the following factors either generally or as a result of the impacts of the Cyber Incident or the global COVID-19 pandemic on the global economy or on our business operations and financial condition or on the business operations and financial conditions of our customers, their end-customers and our prospective customers: (1) reductions in information technology spending or delays in purchasing decisions by our customers, their end-customers and our prospective customers, (2) the inability to sell products to new customers or to sell additional products or upgrades to our existing customers, (3) any decline in our renewal or net retention rates, (4) the inability to generate significant volumes of high quality sales leads from our digital marketing initiatives and convert such leads into new business at acceptable conversion rates, (5) the timing and adoption of new products, product upgrades or pricing model changes by SolarWinds or its competitors, (6) potential foreign exchange gains and losses related to expenses and sales denominated in currencies other than the functional currency of an associated entity, and (7) risks associated with our international operations; (e) the possibility that our operating income could fluctuate and may decline as percentage of revenue as we make further expenditures to support our business or expand our operations; (f) our inability to successfully identify, complete, and integrate acquisitions and manage our growth effectively; (g) our status as a controlled company; and (h) such other risks and uncertainties described more fully in documents filed with or furnished to the Securities and Exchange Commission, including the risk factors discussed in our Annual Report on Form 10-K for the period ended December 31, 2020 filed on March 1, 2021 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 filed on May 10, 2021. All information provided in this Current Report on Form 8-K is as of the date hereof and SolarWinds undertakes no duty to update this information except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Joint press release of SolarWinds Corporation and N-able, Inc., dated July 12, 2021
99.2	Joint press release of SolarWinds Corporation and N-able, Inc., dated July 12, 2021
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLARWINDS CORPORATION

Dated:	July 12, 2021	By:	/s/ Sudhakar Ramakrishna
Sudhakar Ramakrishna
President and Chief Executive Officer